Exhibit 99.1

Quarterly
Operating Supplement
First Quarter 2008

1	Quarterly Operating Supplement for the Period Ended March 31, 2008 / Table of Contents

Radian Asset Assurance Inc.

Quarterly Operating Supplement

March 31, 2008

Introductory Note

This operating supplement presents financial information for Radian Asset Assurance Inc. (Radian) and its consolidated subsidiaries on a GAAP basis. Please visit our website at www.radian.biz for selected statutory information.

Company Profile

Radian, founded in 1985 and rated* AA (Credit Watch: Negative) by Standard & Poor’s, a division of The McGraw-Hill Companies (S&P) and Aa3 (Outlook: Negative) by Moody’s Investor Service (Moody’s), is a niche insurer of public finance transactions and a provider of credit enhancement to leading financial institutions in the structured finance market. As a direct writer of financial guaranty insurance for municipal bonds, asset-backed securities and structured transactions, Radian plays an important role in extending the benefits of insurance to a broad range of institutions and securities issuers. Radian is also a leading provider of reinsurance to the monoline financial guarantors. In addition, Radian provided Trade Credit reinsurance until 2005, when this line of business was placed in runoff.

Radian is a subsidiary of Radian Group Inc. (Radian Group) (NYSE: RDN), a global credit risk management company headquartered in Philadelphia with significant operations in both New York and London.

For more information regarding Radian and Radian Group, please visit our website at www.radian.biz

Company Information

Radian Asset Assurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President
1 877 337.4925 (within the U.S.)	Director of Marketing, Public Finance
1 212 983.3100	1 212 984.9222
www.radian.biz	john.deluca@radian.biz

*	Radian Group formally requested that Fitch Ratings (Fitch) withdraw its ratings of all Radian Group entities on September 5, 2007. On May 2, 2008, Fitch announced that it withdrew its ratings. Please refer to our website for more information.

2	Quarterly Operating Supplement for the Period Ended March 31, 2008 / Introductory Note / Company Profile / Company Information

Radian Asset Assurance Inc.

Consolidated GAAP Income Statements* ($ Thousands)

                        (Unaudited)

	Quarter ended
	March 31 2008	March 31 2007
Revenues
Net premiums written - insurance	$33,001	$41,453

Net premiums earned - insurance	$37,353	$33,555

Net investment income	26,462	24,786
(Loss) gain on investments	(18,140)	2,700

Realized gain and other settlements on derivatives	12,339	30,167
Unrealized gains on derivatives	623,701	13,912

Total change in fair value of derivative instruments	636,040	44,079

Total revenues	681,715	105,120

Expenses
Losses and loss adjustment expenses	11,998	(3,952)
Policy acquisition costs	10,423	11,629
Other operating expenses	20,527	14,094
Other expense	4,731	4,267

Total expenses	47,679	26,038

Income before income taxes	634,036	79,082
Income tax expense	216,447	21,973

Net Income	$417,589	$57,109

*	See Consolidated Explanatory Notes on page 18.

3	Quarterly Operating Supplement for the Period Ended March 31, 2008 / Consolidated GAAP Income Statements

Radian Asset Assurance Inc.

Consolidated GAAP Balance Sheets* ($ Thousands)**

                        (Unaudited)

	March 31 2008	December 31 2007
Assets
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $2,061,357 and $2,066,052)	$2,061,556	$2,092,720
Fixed maturities - trading, at fair value (amortized cost $123,519 and $16,125)	122,269	16,132
Hybrid securities, at fair value (amortized cost $147,298 and $140,325)	147,743	155,844
Common stock, at fair value (cost $931 and $931)	1,143	1,143
Short-term investments	99,361	253,614

Total Investments	2,432,072	2,519,453
Cash and cash equivalents	5,419	6,012
Deferred income taxes - net	—	233,996
Accrued interest and dividends receivable	28,518	28,319
Premiums and other receivables	16,479	21,582
Deferred policy acquisition costs	176,431	172,560
Prepaid reinsurance premiums	795	1,138
Prepaid federal income taxes	—	14,995
Federal income tax recoverable	33,912	—
Derivative financial guaranty contracts	138,192	7,903
Put options on committed preferred securities	78,047	35,242
Other assets	16,074	13,428

Total Assets	$2,925,939	$3,054,628

Liabilities and Shareholder’s Equity
Liabilities
Losses and loss adjustment expenses	$158,384	$249,864
Reinsurance payable on paid losses and loss adjustment expenses	2,117	1,410
Deferred premium revenue	709,032	713,726
Federal income taxes payable	—	4,348
Deferred federal income taxes	3,539	—
Payable to affiliates	7,036	6,298
Derivative financial guaranty contracts	349,847	801,284
Accrued expenses and other liabilities	36,151	24,721

Total Liabilities	1,266,106	1,801,651

Shareholder’s Equity
Common stock — $150 par value
Authorized, issued and outstanding — 100,000 shares	15,000	15,000
Additional paid-in capital	704,821	704,500
Retained earnings	921,930	504,341
Accumulated other comprehensive income	18,082	29,136

Total Shareholder’s Equity	1,659,833	1,252,977

Total Liabilities and Shareholder’s Equity	$2,925,939	$3,054,628

*	See Consolidated Explanatory Notes on page 18.
**	Except share amounts.

4	Quarterly Operating Supplement for the Period Ended March 31, 2008 / Consolidated GAAP Balance Sheets

Radian Asset Assurance Inc.

Consolidated Gross Premiums Written by Product* ($ Thousands)

	Quarter ended
	March 31 2008	March 31 2007	Percent Change
Public Finance Direct	$5,603	$12,780	–56.2%
Structured Finance Direct	4,182	5,247	–20.3%
Public Finance Reinsurance	17,541	18,154	–3.4%
Structured Finance Reinsurance	5,442	5,912	–7.9%
Trade Credit Reinsurance	229	(22)	N/M

Total	$32,997	$42,071	–21.6%

Consolidated Net Premiums Earned by Product* ($ Thousands)

	Quarter ended
	March 31 2008	March 31 2007	Percent Change
Public Finance Direct	$17,810	$11,585	53.7%
Structured Finance Direct	3,882	4,691	–17.2%
Public Finance Reinsurance	9,870	11,100	–11.1%
Structured Finance Reinsurance	5,599	6,194	–9.6%
Trade Credit Reinsurance	192	(15)	N/M

Total	$37,353	$33,555	11.3%

Consolidated Future Revenue**

As of March 31, 2008

($ Millions)

	Net Deferred Premium Amortization	Future Installments	Insurance Premium Earnings	Realized Gains on Credit Derivatives	Total Future Revenue
2008	$57.0	$20.8	$77.8	$40.1	$117.9
2009	57.0	33.2	90.2	49.8	140.0
2010	52.6	24.6	77.2	43.5	120.7
2011	49.1	18.2	67.3	40.7	108.0
2012	46.1	17.0	63.1	37.4	100.5

2008 – 2012	261.8	113.8	375.6	211.5	587.1
2013 – 2017	189.4	66.8	256.2	74.0	330.2
2018 – 2022	129.7	42.7	172.4	4.6	177.0
2023 – 2027	78.8	32.4	111.2	4.0	115.2
After 2027	48.5	56.4	104.9	5.6	110.5

Total	$708.2	$312.1	$1,020.3	$299.7	$1,320.0

*	See Consolidated Explanatory Notes on page 18.
**	This table depicts the expected revenue from insurance premiums, net of prepaid reinsurance premiums, and realized gains on credit derivatives, for the existing financial guaranty contracts, assuming no advance refundings as of March 31, 2008. Expected revenue will differ from contractual revenue because borrowers have the right to call or repay financial guaranty obligations.

5	Quarterly Operating Supplement for the Period Ended March 31, 2008 / Consolidated: Gross Premiums Written / Net Premiums Earned / Net Unearned Premium

Radian Asset Assurance Inc.

Consolidated Selected Loss Information*

($ Thousands)

Components of Claims Paid and Incurred Losses and Loss Adjustment Expenses

	Quarter ended
	March 31 2008	March 31 2007
Claims Paid
Trade Credit	$687	$2,602
Financial Guaranty	101,120	(383)
Conseco Finance Corp	2,068	3,109

Total	$103,875	$5,328

Incurred Losses and Loss Adjustment Expenses
Trade Credit	$(1,360)	$(1,276)
Financial Guaranty	13,358	(2,676)
Conseco Finance Corp	—	—

Total	$11,998	$(3,952)

Components of Losses and Loss Adjustment Expense Reserves

	March 31 2008	December 31 2007
Financial Guaranty
Case	$30,957	$31,685
Allocated non-specific	47,882	141,270
Unallocated non-specific	53,961	49,195

	132,800	222,150

Trade Credit and Other
Case	14,467	14,800
IBNR	11,117	12,914

	25,584	27,714

Total	$158,384	$249,864

*	See Consolidated Explanatory Notes on page 18.

6	Quarterly Operating Supplement for the Period Ended March 31, 2008 / Consolidated Selected Loss Information

Radian Asset Assurance Inc.

Consolidated Selected Derivative Information*

($ Millions)

Balance Sheet Information

	March 31 2008	December 31 2007
Notional value - insured portfolio	$49,404.8	$48,539.4

Assets
Gross unrealized gains on derivative financial guaranty contracts	$138.2	$7.9
Gross unrealized gains on put options on committed preferred securities	78.0	35.2

Total assets	216.2	43.1

Liabilities
Gross unrealized losses on derivative financial guaranty contracts	(349.8)	(801.2)

Net liabilities	$(133.6)	$(758.1)

Income Statement Information

	Quarter ended
	March 31 2008	March 31 2007
Realized gains and other settlements on derivatives
Premiums earned on credit derivative contracts	$13.7	$18.9
Premium settlements on terminated credit derivative contracts	—	11.3
Payment to maintain put options on committed preferred securities	(1.4)	—

Total realized	12.3	30.2

Unrealized gains on derivatives
Change in fair value of credit derivatives	580.9	14.0
Change in fair value of put options on committed preferred securities	42.8	—
Change in fair value of investments	—	(0.1)

Total unrealized	623.7	13.9

Change in fair value of derivative instruments	$636.0	$44.1

Net Gains and (Losses)

	March 31 2008	December 31 2007
Balance at January 1	$(758.1)	$59.6
Realized gains and other settlements on derivatives	12.3	90.2
Unrealized gains on derivatives	623.7	(836.7)
Premiums written	(12.9)	(43.0)
Payment to maintain put options on committed preferred securities	1.4	3.0
Premium settlements on terminated credit derivative contracts	—	(31.2)

Balance at end of period	$(133.6)	$(758.1)

*	See Consolidated Explanatory Notes on page 18.

7	Quarterly Operating Supplement for the Period Ended March 31, 2008 / Consolidated Selected Derivative Information

Radian Asset Assurance Inc.

Consolidated Investment Portfolio Highlights*

($ Millions)

Asset Quality**	Book Value (03/31/2008)	Percent of Book Value	Book Value (12/31/2007)	Percent of Book Value
AAA	$1,545.8	63.7%	$1,698.4	67.5%
AA	441.2	18.1%	418.9	16.6%
A	248.8	10.2%	220.8	8.8%
BBB	190.6	7.8%	174.1	6.9%
BIG	0.2	0.0%	—	0.0%
NR	4.4	0.2%	6.1	0.2%
Other	1.1	0.0%	1.2	0.0%

Total	$2,432.1	100.0%	$2,519.5	100.0%

Asset Class	Book Value (03/31/2008)	Percent of Book Value	Book Value (12/31/2007)	Percent of Book Value
Municipal Bonds	$1,794.9	73.7%	$1,747.6	69.4%
Taxable Bonds	400.9	16.5%	361.3	14.3%
Convertible Bonds	122.9	5.1%	125.8	5.0%
Short-Term	87.4	3.6%	253.6	10.1%
Other	26.0	1.1%	31.2	1.2%

Total	$2,432.1	100.0%	$2,519.5	100.0%

*	See Consolidated Explanatory Notes on page 18.
**	Average duration of 6.7 years and 5.8 years at 03/31/2008 and 12/31/2007, respectively.

8	Quarterly Operating Supplement for the Period Ended March 31, 2008 / Consolidated Investment Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights* ($ Millions)

Consolidated Gross Par Originated

	Quarter ended
	March 31, 2008			March 31, 2007
	Direct	Assumed**	Total	Direct	Assumed**	Total
Public Finance	$766	$1,268	$2,034	$521	$2,626	$3,147
Structured Finance	116	408	524	10,823	418	11,241

Total	$882	$1,676	$2,558	$11,344	$3,044	$14,388

Sector Breakout

	Net Par Outstanding (03/31/2008)	Percent of total Net Par	Net Par Outstanding (12/31/2007)	Percent of total Net Par
Public Finance
General Obligations	$20,062	17.2%	$19,780	17.0%
Healthcare	10,761	9.2%	10,849	9.4%
Transportation	7,442	6.4%	6,938	6.0%
Utilities	6,515	5.6%	6,555	5.7%
Tax Backed	5,886	5.0%	5,851	5.0%
Investor-Owned Utilities	4,157	3.6%	3,889	3.4%
Education	4,022	3.4%	4,237	3.7%
Long Term Care	1,516	1.3%	1,548	1.3%
Housing	606	0.5%	621	0.5%
Other Public Finance	1,898	1.6%	1,784	1.5%

Subtotal Public Finance	$62,865	53.8%	$62,052	53.5%

Structured Finance
Collateralized Debt Obligations	$46,736	40.0%	$46,961	40.4%
Asset Backed – Mortgage and MBS	1,627	1.4%	1,579	1.4%
Asset Backed – Consumer	1,389	1.2%	1,415	1.2%
Asset Backed – Commercial and Other	1,366	1.2%	1,359	1.2%
Other Structured Finance	2,800	2.4%	2,656	2.3%
Subtotal Structured Finance	53,918	46.2%	53,970	46.5%

Total	$116,783	100.0%	$116,022	100.0%

*	See Consolidated Explanatory Notes on page 18.
**	Current in 2008; reflects one quarter lag in 2007.

9	Quarterly Operating Supplement for the Period Ended March 31, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Rating Distribution**

Rating**	Net Par Outstanding (03/31/2008)	Percent of total Net Par	Net Par Outstanding (12/31/2007)	Percent of total Net Par
Public Finance
AAA	$2,660	2.3%	$1,943	1.7%
AA	19,242	16.4%	19,560	16.8%
A	20,630	17.7%	20,753	17.9%
BBB	18,401	15.8%	18,044	15.6%
Below Investment Grade	1,889	1.6%	1,709	1.5%
Not Rated	42	0.0%	43	0.0%

Subtotal Public Finance	$62,864	53.8%	$62,052	53.5%

Structured Finance
AAA	$48,130	41.2%	$48,267	41.6%
AA	903	0.8%	858	0.8%
A	1,426	1.2%	1,541	1.3%
BBB	2,506	2.2%	2,471	2.1%
Below Investment Grade	82	0.1%	86	0.1%
Not Rated	872	0.7%	747	0.6%

Subtotal Structured Finance	$53,919	46.2%	$53,970	46.5%

Total
AAA	$50,790	43.5%	$50,210	43.3%
AA	20,145	17.2%	20,418	17.6%
A	22,056	18.9%	22,294	19.2%
BBB	20,907	18.0%	20,515	17.7%
Below Investment Grade	1,971	1.7%	1,795	1.6%
Not Rated	914	0.7%	790	0.6%

Total	$116,783	100.0%	$116,022	100.0%

*	See Consolidated Explanatory Notes on page 18.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

10	Quarterly Operating Supplement for the Period Ended March 31, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Geographic Diversification

	Net Par Outstanding (03/31/2008)	Percent of total Net Par	Net Par Outstanding (12/31/2007)	Percent of total Net Par
Domestic public finance
California	$7,355	6.3%	$7,191	6.2%
New York	5,717	4.9%	5,862	5.2%
Texas	4,494	3.8%	4,454	3.8%
Florida	3,580	3.1%	3,466	3.0%
Pennsylvania	3,327	2.8%	3,298	2.8%
Illinois	3,135	2.7%	3,156	2.7%
New Jersey	2,667	2.3%	2,666	2.3%
Massachusetts	2,266	1.9%	2,417	2.1%
Washington	2,054	1.8%	2,056	1.8%
Colorado	1,858	1.6%	1,831	1.6%
Top ten states – domestic public finance subtotal	36,453	31.2%	36,397	31.5%
Total of other states – domestic public finance	19,984	17.1%	20,124	17.3%
Total domestic public finance	56,437	48.3%	56,521	48.8%
Domestic structured finance	36,929	31.6%	37,054	31.9%
International public and structured finance	23,417	20.1%	22,447	19.3%

Total	$116,783	100.0%	$116,022	100.0%

*	See Consolidated Explanatory Notes on page 18.

11	Quarterly Operating Supplement for the Period Ended March 31, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights* ($ Millions)

25	Largest Public Finance Exposures

Obligor	Net Par Outstanding (03/31/2008)	Percent of total Net Par	Rating**
New York, NY – G.O.	$827	0.7%	AA
California – G.O.	742	0.6%	A+
Port Authority of New York & New Jersey	715	0.6%	AA-
Chicago, IL – G.O.	568	0.5%	AA
New Jersey Transportation Trust Fund Authority	538	0.5%	AA-
Washington – G.O.	464	0.4%	AA+
Los Angeles Unified School District, CA	424	0.4%	AA-
Metropolitan Transportation Authority, NY	402	0.4%	A
Massachusetts – G.O.	390	0.3%	AA
Thames Water Utilities Finance PLC, UK	373	0.3%	BBB+
Massachusetts School Building Authority	359	0.3%	AA+
New Jersey Economic Development Authority School Facilities	357	0.3%	AA-
Puerto Rico – G.O.	310	0.3%	BBB-
Jefferson County, AL – Sewer Revenue	300	0.3%	CCC
Illinois – G.O.	297	0.3%	AA
Long Island Power Authority, NY	276	0.2%	A-
Reliance Rail Corp., AU	274	0.2%	A-
Citizens Prop Ins Corp., FL	264	0.2%	A+
District of Columbia	254	0.2%	A+
Illinois Toll Highway Authority	252	0.2%	AA-
San Francisco International Airport, CA	252	0.2%	A+
New Jersey Turnpike Authority	248	0.2%	A
Metropolitan Washington DC Airports Authority	243	0.2%	AA
Bay Area Toll Authority, CA	241	0.2%	AA
Massachusetts Water Resources Authority	237	0.2%	AA

Total	$9,607	8.2%

Largest Structured Finance Exposures

Radian’s largest Structured Finance exposures consist of the following:

•	Seven $600 million transactions representing Static Synthetic Investment Grade Corporate CDOs rated AAA.

•	One $599 million transaction representing a Static Synthetic Investment Grade Commercial Mortgage Backed Securities CDO rated AAA.

•	One $563 million transaction representing a Static Synthetic Investment Grade Corporate CDO rated AAA.

•	One $499 million transaction representing a Managed Cashflow Investment Grade Asset-Backed CDO rated AAA.

•	Twenty eight $450 million transactions representing Static Synthetic Investment Grade Corporate CDOs rated AAA.

•	One $450 million transaction representing a Second-to-Pay CDO rated AAA.

•	One $450 million transaction representing a Static Synthetic Investment Grade Commercial Mortgage Backed Securities CDO rated AAA.

These 40 transactions combine to total $19.4 billion, or 16.6% of Radian’s Net Par Outstanding as of March 31, 2008.

*	See Consolidated Explanatory Notes on page 18.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

12	Quarterly Operating Supplement for the Period Ended March 31, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Below Investment Grade Exposure by Sector

Sector	Net Par Outstanding (03/31/2008)	Percent of total Net Par
Public Finance
General Obligations	$1,251	1.1%
Tax Backed	142	0.1%
Healthcare	135	0.1%
Utilities	123	0.1%
Education	114	0.1%
Long Term Care	55	0.1%
Transportation	23	0.0%
Housing	7	0.0%
Other Public Finance	39	0.0%

Subtotal Public Finance	1,889	1.6%

Structured Finance
Asset Backed – Consumer	64	0.1%
Asset Backed – Commercial and Other	14	0.0%
Collateralized Debt Obligations	3	0.0%
Asset Backed – Mortgage and MBS	1	0.0%
Subtotal Structured Finance	82	0.1%

Total	$1,971	1.7%

10 Largest Health Care Exposures

Obligor	Net Par Outstanding (03/31/2008)	Percent of total Net Par	Rating**
Catholic Healthcare West	$143	0.1%	A+
Catholic Health Initiatives	120	0.1%	AA
MedStar Health	117	0.1%	A-
Capital Hospitals	117	0.1%	BBB-
Partners Healthcare System	114	0.1%	AA
Bon Secours Health System Inc	109	0.1%	A-
Kaiser Permanente	109	0.1%	A+
OSF Healthcare System Inc.	105	0.1%	A
Methodist Hospital	105	0.1%	AA
Consort Healthcare Limited	104	0.1%	BBB-

Total	$1,143	1.0%

*	See Consolidated Explanatory Notes on page 18.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

13	Quarterly Operating Supplement for the Period Ended March 31, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

CDO Exposure

	Net Par Outstanding (03/31/2008)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2007)	Percent of Total CDO Net Par
Direct	$44,827	95.9%	$45,121	96.1%
Assumed	1,909	4.1%	1,840	3.9%

Total	$46,736	100.0%	$46,961	100.0%

Total CDO Portfolio Rating Distribution**

	Net Par Outstanding (03/31/2008)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2007)	Percent of Total CDO Net Par
AAA	$46,413	99.3%	$46,491	99.0%
AA	115	0.3%	149	0.3%
A	185	0.4%	175	0.4%
BBB	20	0.0%	141	0.3%
Below Investment Grade	3	0.0%	5	0.0%
Not Rated	—	0.0%	—	0.0%

Total	$46,736	100.0%	$46,961	100.0%

Direct CDO Underlying Asset Types

	Direct CDO Net Par Outstanding (03/31/2008)	Percent of Direct CDO Net Par	Direct CDO Net Par Outstanding (12/31/2007)	Percent of Direct CDO Net Par
Corporates	$38,605	86.1%	$38,822	86.0%
Other	6,222	13.9%	6,299	14.0%

Total	$44,827	100.0%	$45,121	100.0%

*	See Consolidated Explanatory Notes on page 18.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

14	Quarterly Operating Supplement for the Period Ended March 31, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

CDO of ABS, CMBS, and Multi-sector Portfolio

Type of Collateral as a Percentage of Total Pool

Year Insured	Legal Final Maturity	Net Par Out- standing (03/31/ 2008)	ABS	RMBS	Sub- prime RMBS	CMBS	Invest- ment Grade Corporate	High Yield Corporate	CDO of ABS	CDO of CDO	Other	Total Collateral Pool	S&P Rating	Moody’s Rating	Original AAA Sub- ordination	Radian Attachment Point	Radian Detachment Point	% RMBS A or Better**	% Sub- prime A or Better**
2004	2009	284	33.8%	34.5%	0.0%	0.0%	29.2%	2.5%	0.0%	0.0%	0.0%	100.0%	AAA	Aaa	2.2%	21.1%	40.1%	100.0%	0.0%
2005	2010	150	25.2%	49.0%	15.8%	0.0%	8.5%	1.5%	0.0%	0.0%	0.0%	100.0%	AAA	N/R	4.5%	13.0%	38.0%	100.0%	100.0%
2006	2046	499	0.0%	22.9%	42.3%	13.6%	0.0%	0.0%	12.7%	3.7%	4.8%	100.0%	AA-***	Aaa	4.9%	20.2%	100.0%	76.3%	73.5%
2006	2047	450	0.0%	0.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	AAA	N/R	2.4%	6.8%	30.0%	0.0%	0.0%
2006	2049	599	0.0%	0.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	AAA	N/R	0.6%	5.1%	30.0%	0.0%	0.0%
2006	2056	353	0.0%	0.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	AAA	N/R	5.5%	6.5%	30.0%	0.0%	0.0%
2007	2047	430	0.0%	0.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	AAA	Aaa	2.4%	7.0%	50.0%	0.0%	0.0%
Total		$2,765

*	See Consolidated Explanatory Notes on page 18.
**	Ratings are based on Moody’s ratings. If Moody’s rating is unavailable, then S&P rating applies.
***	S&P downgraded this CDO in March 2008.

15	Quarterly Operating Supplement for the Period Ended March 31, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Non-CDO RMBS Portfolio: Breakdown by Asset Type

	Net Par Outstanding (3/31/2008)	% of RMBS Portfolio	Direct**	Assumed Non-HELOCS	Assumed HELOCs	Assumed Total	% 2006/2007 Vintage	AAA	AA	Ratings*** A	BBB****	BIG*****
SubPrime	$418 MM 147 Policies	36.2%	$139 MM 7 Policies 33.3%	$230MM 136 Policies 54.9%	$49 MM 4 Policies 11.8%	$279MM 140 Policies 66.7%	10.4% / 31.6%	19.0%	0.8%	11.4%	8.8%	59.9%
Prime	$287 MM 69 Policies	24.9%	$124 MM 7 Policies 43.0%	$76 MM 45 Policies 26.6%	$87MM 17 Policies 30.4%	$163 MM 62 Policies 57.0%	6.9% / 32.9%	70.3%	8.1%	3.7%	15.8%	2.0%
Alt A	$413 MM 61 Policies	35.8%	$76 MM 3 Policies 18.4%	$262 MM 51 Policies 63.3%	$75 MM 7 Policies 18.3%	$337 MM 58 Policies 81.6%	25.9% / 32.6%	74.5%	3.5%	3.2%	7.2%	11.5%
Second to Pay	$36 MM 9 Policies	3.1%	$0 MM 0 Policies 0.0%	$36 MM 9 Policies 100.0%	$0 MM 0 Policies 0.0%	$36 MM 9 Policies 100.0%	0.0% / 96.6%	100.0%	0.0%	0.0%	0.0%	0.0%
Total RMBS	$1,154 MM 286 Policies	100.0%	$339 MM 17 Policies 29.2%	$604 MM 241 Policies 52.3%	$211MM 28 Policies 18.4%	$815 MM 269 Policies 70.6%	14.7% / 34.2%	54.2%	3.6%	6.2%	9.7%	26.3%

Note: No direct RMBS have been written since 2005 and no direct SubPrime RMBS have been written since 2004

*	See Consolidated Explanatory Notes on page 18.
**	Radian has no direct HELOC exposure
***	Indicated ratings are based on Radian’s Internal Ratings
****	100% of the BBB exposure is assumed through treaties from the AAA primaries
*****	All of the BIG exposure is on Radian’s Watch List and reserves have been established for these as needed

16	Quarterly Operating Supplement for the Period Ended March 31, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Net Debt Service Amortization

	Scheduled Net Debt Service Amortization as of 03/31/2008	Ending Net Debt Service Outstanding
2008	$4,371	$161,560
2009	7,800	153,760
2010	7,185	146,575
2011	7,213	139,362
2012	11,416	127,946
2013-2017	54,170	73,776
2018-2022	23,611	50,165
2023-2027	18,042	32,123
After 2027	32,123	—

Total	$165,931

*	See Consolidated Explanatory Notes on page 18.

17	Quarterly Operating Supplement for the Period Ended March 31, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Explanatory Notes

1. The accompanying unaudited GAAP financial information includes the accounts of Radian, Radian Asset Assurance Limited, (RAAL) Radian Financial Products Limited, Van-American Insurance Agency, Inc. and Asset Recovery Solutions Group Inc.

These unaudited consolidated financial statements do not include all of the information and disclosures required by generally accepted accounting principles. These financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto, including the Report of Independent Registered Public Accounting Firm for Radian for the year ended December 31, 2006.

2. Prior year amounts have been restated to conform to current year presentation.

3. Premiums earned on credit derivative contracts of $13.7 million for the quarter ended March 31, 2008 and $18.9 million for the prior year quarter are reported in realized gain and other settlements on derivatives. This reclassification is the result of an effort by the financial guaranty industry, in consultation with the Securities and Exchange Commission, to provide consistency in disclosure of credit derivative contracts.

4. Other operating expenses were $20.5 million for the first quarter of 2008, compared to $14.1 million for the first quarter of 2007. Operating expenses for the first quarter of 2008 include an increase in employee costs, primarily severance related, as a result of Radian’s decision to exit a portion of the structured finance business and to discontinue writing insurance on CDOs.

5. The current quarter’s decrease in losses and loss adjustment expenses payable is primarily related to payments of $100.0 million pertaining to one financial guaranty transaction for which reserves of $100.0 million were established in 2007.

18	Quarterly Operating Supplement for the Period Ended March 31, 2008 / Consolidated Explanatory Notes

Safe Harbor Statement

All statements made herein that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. These forward-looking statements, as well as our prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in income, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates, consumer confidence, or credit spreads; future credit market disruptions—in particular, further deterioration in the municipal finance, corporate credit, structued financial, mortgage and related credit markets; changes in investor perception of the strength of us individually, or financial guaranty providers generally, or in the perception of the strength of our ultimate parent Radian Group Inc. and the other businesses in which it or its other subsidiaries participate, including the mortgage insurance industry; risks faced by the businesses, municipalities or pools of assets covered by our insurance; the loss of , or substantial reduction of business from, a customer with whom we have a concentration of our insurance in force or the influence of large customers; increased severity or frequency of losses associated with certain of our products that are riskier than traditional financial guaranty insurance policies; losses associated with the aging of our municipal finance and structured finance insurance portfolios; ratings actions with respect to Radian Group’s credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to us or any of our insurance subsidiaries; heightened competition from other insurance providers, from federal and state governmental or quasi-governmental entities and from alternative products to financial guaranty insurance; the application of federal or state consumer, lending, insurance and other applicable laws and regulations, or changes in these laws and regulations or the way they are interpreted; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the financial guaranty insurance industry; legal and other limitations on the amount of dividends that we may pay; international expansion of our financial guaranty businesses into new markets and risks associated with our international business activities. For more information regarding these risks and uncertainties, as well as certain additional risks that we face, investors should refer to the risk factors detailed in Part I, Item 1A of Radian Group’s annual report on Form 10-K for the year ended December 31, 2007, as modified by Part I Item 1A of Radian Group’s quarterly report on Form 10-Q for the period ended March 31, 2008. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date on which this information was publicly released. We do not intend to, and disclaim any duty or obligation to, update or revise any forward-looking statements made in this document to reflect new information, future events or for any other reason.

19	Quarterly Operating Supplement for the Period Ended March 31, 2008 / Safe Harbor Statement